Exhibit 99.1

FACTOR CAPITAL MANAGEMENT, LLC
FINANCIAL STATEMENTS
DECEMBER 31, 2011

FACTOR CAPITAL MANAGEMENT, LLC
FINANCIAL STATEMENTS
DECEMBER 31, 2011

INDEX

Page

Financial Statements

Statement of Financial Condition	1

Statement of Operations	2

Statement of Changes in Members' Equity	3

Statement of Cash Flows	4

Notes to Financial Statements	5-8

To the Member of
Factor Capital Management, LLC

We have audited the accompanying STATEMENT OF FINANCIAL CONDITION of Factor Capital Management, LLC (a Delaware limited liability company) as of December 31, 2011, and the related statements of operations, member's deficiency and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Factor Capital Management, LLC as of December 31, 2011, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Connolly and Company
Connolly and Company

Warren, NJ

March 13, 2012

FACTOR CAPITAL MANAGEMENT, LLC
STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 2011

ASSETS

ASSETS
Cash and Cash Equivalents	$1,000
Investment in FactorShares 2X: S&P500 Bull/Tbond Bear	476
Investment in FactorShares 2X: TBond Bull/S&P500 Bear	1,223
Investment in FactorShares 2X: S&P500 Bull/USD Bear	756
Investment in FactorShares 2X: Oil Bull/S&P500 Bear	859
Investment in FactorShares 2X: Gold Bull/S&P500 Bear	1,069
Management Fee Receivable	14,180

TOTAL ASSETS	$19,563

LIABILITIES AND MEMBER'S DEFICIENCY

LIABILITIES
Accounts Payable	$85,048

TOTAL LIABILITIES	$85,048

MEMBERS' EQUITY	$(65,485)

TOTAL LIABILITIES AND MEMBER'S DEFICIENCY	$19,563

See accompanying notes to financial statements

1

FACTOR CAPITAL MANAGEMENT, LLC
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

REVENUES
Management Fees	$165,893
Less: Management Fee Waiver	(71,249)
TOTAL REVENUES	94,644

EXPENSES:
Licensing Fees	64,063
Portfolio Management Fees	166,784
Fund Expense Reimbursement	418,556
Professional Fees	5,000
TOTAL EXPENSES	654,403

NET OPERATING LOSS	$(559,759)

See accompanying notes to financial statements

2

FACTOR CAPITAL MANAGEMENT, LLC
STATEMENT OF CHANGES IN MEMBERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2011

		Accumulated
		Other
	Member's	Comprehensive
	Deficit	Income	Total
Balance at January 1, 2011	$6,000	$—	$6,000

Net Operating Loss	(559,759)	—	(559,759)

Capital contribution from Member	488,891	—	488,891

Other Comprehensive Income:

Net unrealized holding gains		(617)	(617)

Balance at December 31, 2011	$(64,868)	$(617)	$(65,485)

See accompanying notes to financial statements

3

FACTOR CAPITAL MANAGEMENT, LLC
STATEMENT OF CASH FLOWS
FOR THE YEAR END DECEMBER 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES

Net Income	$(559,759)

ADJUSTMENTS TO RECONCILE NET INCOME TO NET
CASH PROVIDED BY OPERATING ACTIVITIES

(Increase) in Accounts Receivable	(14,180)

(Increase) in Investments	(4,383)

Increase in Accounts Payable	85,048

NET CASH USED IN
OPERATING ACTIVITIES	(493,274)

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES	-

CASH FLOWS FROM FINANCING ACTIVITIES

Other Comprehensive Income	(617)

Member Contribution	488,891

NET CASH PROVIDED BY
FINANCING ACTIVITIES	488,274

NET DECREASE IN CASH	(5,000)

CASH JANUARY 1, 2011	6,000

CASH DECEMBER 31, 2011	$1,000

See accompanying notes to financial statements

4

FACTOR CAPITAL MANAGEMENT, LLC

Notes to Financial Statements

December 31, 2011

(1)	Organization and Basis of Presentation

Factor Capital Management, LLC (the “Company”), a Delaware limited liability company, was formed on November 2, 2009 and is a wholly owned subsidiary of Factor Advisors, LLC. The Company is registered as a commodity pool operator with the Commodity Futures Trading Commission and is a member of the National Futures Association. The Company serves as the managing owner of each of FactorShares 2X: S&P500 Bull/TBond Bear, FactorShares 2X: TBond Bull/S&P500 Bear, FactorShares 2X: S&P500 Bull/USD Bear, FactorShares 2X: Oil Bull/S&P500 Bear and FactorShares 2X: Gold Bull/S&P500 Bear (collectively referred to as the “Funds”) and is also the commodity pool operator for the Funds.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Accounting

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

(b)	Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenues and expenses and disclosure of contingent assets and liabilities during the reporting period of the financial statements. Actual results could differ from those estimates.

(c)	Cash and cash equivalents

The Company defines cash and cash equivalents to be highly liquid investments, with original maturities of three months or less.

(d)	Income Taxes

The Company’s operations are combined with its sole owner’s operations in the filing of its federal income tax return.

(e)	Investments in affiliated Registered Commodity Pools

The Company holds investments with affiliated registered commodity pools. These investments are classified as available-for-sale and are reported at fair value. As of December 31, 2011, the investments were valued at $4,383. Accumulated unrealized gains and losses on these investments are reported as a component of members’ equity.

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FACTOR CAPITAL MANAGEMENT, LLC

Notes to Financial Statements (continued)

December 31, 2011

(f)	Financial Instruments and Fair Value

The Company discloses the fair value of its investments in the Funds in accordance with the Financial Accounting Standards Board (FASB) fair value measurement and disclosure guidance which requires a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The disclosure requirements establish a fair value hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent to the Fund (observable inputs); and (2) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the disclosure requirements hierarchy are as follows:

Level I: Quoted prices (unadjusted) in active markets for identical assets and liabilities that the reporting entity has the ability to access at the measurement date.

Level II: Inputs other than quoted prices included within Level I that are observable for the asset or liability, either directly or indirectly. Level II inputs include the following: quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroborated inputs).

Level III: Unobservable pricing input at the measurement date for the asset or liability. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest input level that is significant to the fair value measurement in its entirety.

Fair value measurements also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly.

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FACTOR CAPITAL MANAGEMENT, LLC

Notes to Financial Statements (continued)

December 31, 2011

The following table summarizes the valuation of investments at December 31, 2011 using the fair value hierarchy:

	Investments in Funds	Total
Level I – Quoted Prices	$4,383	$4,383

Total	$4,383	$4,383

There were no Level II or Level III type holdings as of December 31, 2011.

During the year ended December 31, 2011, there were no significant transfers between any of the Level types.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

(g)	Related Party Transactions

Each Fund pays the Company a management fee, monthly in arrears, in an amount equal to 0.75% per annum of the daily net asset value of such Fund (the “Management Fee”). The Management Fee is paid in consideration of the Company’s advisory services to the Funds. From the Management Fee, the Company will be responsible for paying any license fee relating to the indexes tracked by the Funds. As of March 4, 2011, the Company had voluntarily agreed to waive receipt of its management fees and/or assume the expenses of the Funds so that Fund expenses do not exceed an annual rate of 2% of the value of each Fund’s average daily net assets. As of July 18, 2011, the Company voluntarily agreed to waive receipt of its management fees and/or assume the expenses of the Funds so that Fund expenses will not exceed an annual rate of 2.99% of the value of each Fund’s average daily net assets. As of August 1, 2011, the Company discontinued the voluntarily waiver of management fees and reimbursement of expenses. The waiver and reimbursement for the period from March 4, 2011 to July 31, 2011 were voluntary on the part of the Company.

The reduction in management fee, pursuant to the undertaking, amounted to $71,249 for the year ended December 31, 2011. The reimbursement of Fund expenses, pursuant to the undertaking, amounted to $418,556 for the year ended December 31, 2011.

Expenses incurred in connection with organizing each Fund and the offering of common units of beneficial interest in each Fund (the “Shares”) upon commencement of its trading operations were paid by Factor Advisors, LLC (“Factor Advisors”), the parent and the sole owner of the Company. Expenses incurred in connection with the continuous offering of Shares of each Fund after the commencement of its trading operations which occurred on February 22, 2011 will be paid by each Fund.

7

FACTOR CAPITAL MANAGEMENT, LLC

Notes to Financial Statements (continued)

December 31, 2011

The Company has appointed Interactive Brokers, LLC (“Interactive Brokers”) to provide the Company with portfolio management services. Interactive Brokers is a member of Factor Advisors, the parent and sole owner of the Company. The Company incurred fees of $166,784 for such services for the year ended December 31, 2011.

The Company has purchased 40 Units of each Fund in exchange for a capital contribution of $1,000 to each Fund. Units are a class of units of beneficial interest of a Fund that are issued in exchange for a capital contribution to a Fund and represent units of fractional undivided beneficial interest in and ownership of such Fund.

(3)	New Accounting Pronouncement

In May 2011, FASB Issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosure about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(4)	Subsequent Events

The Company evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the statement of assets and liabilities were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

(5)	Economic Dependency

As shown in the financial statements, The Company incurred a net loss of $554,759 during the year ended December 31, 2011, and as of that date the Company’s liabilities exceeded its assets by $60,485. The Company was able to pay its expenses in excess of revenue due to the capital contributions provided by its sole shareholder, Factor Advisors, LLC. which is currently in the process of raising additional funds from outside investors and fully expects to be able to cover any additional losses occurred by the Company in 2012.

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